EXHIBIT 99(iii)

INVESTNET, INC

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2003

(Stated in US Dollars)

(Unaudited)

INVESTNET, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2003

(Stated in US Dollars)

(Unaudited)

                                                 .                                    (Note 2)                 Pro Forma
                                                                Advance Tech         Pro Forma                Consolidated
ASSETS                                    Investnet, Inc.      (Asia) Limited       Adjustments                 Balance
Current
  Cash                                   $          1,314    $            474    $              -          $          1,788
  Trade receivables                                     -             599,207                   -                   599,207
  Other receivables                                     -               2,969                   -                     2,969
  Prepaid deposits                                      -             147,542                   -                   147,542

Total current assets                                1,314             750,192                   -                   751,506

Capital assets                                          -           1,710,913                   -                 1,710,913

                                         $          1,314    $      2,461,105    $              -          $      2,462,419

LIABILITIES

Current
  Accounts payable and accrued
   liabilities                           $          3,958    $              -    $              -          $          3,958
  Other payables                                        -              30,249                   -                    30,249
  Current income taxes payable                          -              76,740                   -                    76,740
  Current   portion  of  capital  lease
  obligations                                           -               6,541                   -                     6,541
 Due to related parties                             4,000              65,145                   -                    69,145

Total current liabilities                           7,958             178,675                   -                   186,633

Capital lease obligation                                -               9,467                   -                     9,467
Deferred taxes                                          -             134,264                   -                   134,264

                                                    7,958             322,406                   -                   330,364

                                                                                                     .../Cont'd.

SEE ACCOMPANYING NOTES

INVESTNET, INC. Continued

PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2003

(Stated in US Dollars)

(Unaudited)

                                                 .                                    (Note 2)                 Pro Forma
                                                                Advance Tech         Pro Forma                Consolidated
                                          Investnet, Inc.      (Asia) Limited       Adjustments                 Balance
STOCKHOLDER'S EQUITY

Common stock                                       10,500                 622              22,313    (a)             32,813
                                                                                    (10,500)   (b)
                                                                                            9,878    (d)
Paid-in capital                                    94,500             663,711       (22,313)   (a)            624,876
                                                                                    (94,500)   (b)
                                                                                          105,000    (b)
                                                                                    (111,644)   (c)
                                                                                    (9,878)   (d)
Cumulative translation
 adjustment                                             -              15,892                   -                    15,892
Retained earnings                           (111,644)          1,458,474             111,644    (c)          1,458,474

                                            (6,644)          2,138,699                   -                 2,132,055

                                         $          1,314    $      2,461,105    $              -          $      2,462,419

SEE ACCOMPANYING NOTES

INVESTNET, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the periods ended September 30, 2003

(Stated in US Dollars)

(Unaudited)

                                                                              Six months
                                                        Nine months          Period ended
                                                        Period ended         September 30,
                                                       September 30,             2003               Pro forma
                                                            2002             Advance Tech          Consolidated
                                                       Investnet Inc.       (Asia) Limited            Total
Revenues
   Hardware and software sales                      $              -      $        655,743     $        655,743
   Cost of sales                                                   -        (225,118)      (225,118)

   Gross margin                                                    -               430,625              430,625
   System integration sales                                        -                16,164               16,164

                                                                                   446,789              446,789

Expenses
   Selling and distribution costs                                  -                26,449               26,449
   Administrative expenses                                    22,779               162,878              185,657
   Amortization                                                    -                16,469               16,469
   Other operating expenses                                        -                   486                  486
   Finance costs                                                   -                 1,519                1,519

                                                              22,779               207,801              230,580

Income (loss) from operations before taxes             (22,779)              238,988              216,209
Taxes                                                              -                     -                    -

Net income (loss)                                   $  (22,779)     $        238,988     $        216,209

Basic and diluted income (loss) per share           $  (0.00)     $          1,165     $           0.01

Weighted average shares
 outstanding - basic and diluted                          10,500,000                   205           32,812,500

SEE ACCOMPANYING NOTES

INVESTNET, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS For the years ended December 31, 2002 and March 31, 2003

(Stated in US Dollars)

(Unaudited)

                                                                              Year ended
                                                         Year ended            March 31,
                                                        December 31,             2003               Pro forma
                                                            2002             Advance Tech          Consolidated
                                                       Investnet Inc.       (Asia) Limited            Total
Revenues
   Hardware and software sales                      $              -      $      1,926,772     $      1,926,772
   Cost of sales                                                   -        (152,499)      (152,499)

   Gross margin                                                    -             1,774,273            1,774,273
   System integration sales                                        -                55,126               55,126
   Interest income                                                 -                    44                   44

                                                                                 1,829,443            1,829,443

Expenses
   Selling and distribution costs                                  -               383,595              383,595
   Administrative expenses                                    24,179               503,839              528,018
   Amortization                                                    -                32,913               32,913
   Other operating expenses                                        -                 5,711                5,711
   Finance costs                                                   -                 3,036                3,036

                                                              24,179               929,094              953,273

Income (loss) before other items and
 income tax                                           (24,179)              900,349              876,170
Impairment loss on purchase option                    (40,000)                    -       (40,000)
Loss on disposal of fixed assets                                   -        (7,814)      (7,814)

Income (loss) before income tax                       (64,179)              892,535              828,356
Income taxes
   - current                                                       -        (32,050)      (32,050)
   -deferred                                                       -        (133,328)      (133,328)

Net income (loss)                                   $  (64,179)     $        727,157     $        662,978

Basic and diluted income (loss) per share           $  (0.01)     $          6,111     $           0.02

Weighted  average  shares  outstanding - basic and
diluted                                                   10,500,000                   119           32,812,500

SEE ACCOMPANYING NOTES

INVESTNET, INC.

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2003

(Stated in US Dollars)

(Unaudited)

Note 1 Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet and unaudited consolidated statements of operations give effect to the acquisition of Advance Tech (Asia) Limited (“ATA”) by Investnet, Inc. (“Investnet”) on November 11, 2003, effective December 15, 2003.

The unaudited pro forma consolidated financial statements of Investnet included herein have been prepared by management of Investnet in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the September 30, 2003 (unaudited) and December 31, 2002 (audited) financial statements of Investnet and the September 30, 2003 (unaudited) and March 31, 2003 (audited) financial statements of ATA, together with other information available to the corporations. In the opinion of management of Investnet, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of ATA by Investnet as described below.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Investnet and ATA referred to above and included elsewhere in this 8-K. The Investnet unaudited pro forma consolidated balance sheet gives effect to the acquisition of ATA as if it had occurred on September 30, 2003. The unaudited pro forma consolidated statements of operations gives effect to the acquisition of ATA as if it had occurred at the start of the fiscal periods beginning on January 1, 2002 for Investnet and April 1, 2002 for ATA. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

Note 2 Advance Tech (Asia) Limited

ATA is a British Virgin Island company and operates primarily in Hong Kong and the Peoples Republic of China. The financial statements of ATA were prepared in accordance with generally accepted accounting principles in the United States of America.

Note 3 Acquisition of ATA

On November 11, 2003, effective December 15, 2003, Investnet, a public company listed for trading on the Over-the-Counter Bulletin Board, entered into an acquisition agreement with ATA whereby Investnet issued 22,312,500 of its common shares at $0.001 per share in exchange for all the issued and outstanding shares of ATA. The business combination will be accounted for as a reverse acquisition, with ATA being treated as the accounting acquirer.

The carrying values of the assets and liabilities of Investnet as presented in the September 30, 2003 historical financial statements approximate their fair values.

Investnet, Inc.

Notes to the Pro Forma Consolidated Financial Statements

September 30, 2003

(Stated in US Dollars) (Unaudited) – Page 2

Note 3        Acquisition of ATA -(cont'd)

              The net liabilities of Investnet acquired are as follows:

              Cash                                                                              $        1,314
              Liabilities                                                                          (7,958)

                                                                                                $  (6,644)

Note 4        Share Capital

                                                                                                   Additional
                                                                        Common shares                Paid-in
                                                              ----------------------------------
                                                              ---------------- -----------------
                                                                  Number          Par value          Capital

            ATA balance, September 30, 2003                               622  $           622   $       663,711
            ATA common shares prior to acquisition                       (622)            (622)              622
            Investnet common shares prior to
             acquisition                                           10,500,000           10,500           (10,500)
            Issued pursuant to Acquisition agreement               22,312,500           22,313           (28,957)

            Pro forma, September 30, 2003                          32,812,500  $        32,813   $       624,876

                                                                Cumulative
                                                                Translation        Retained
                                                                Adjustment         Earnings           Total

            ATA balance, September 30, 2003                   $        15,892  $     1,458,474   $     2,138,699
            ATA common shares prior to acquisition                          -                -                 -
            Investnet common shares prior to
             acquisition                                                    -                -                 -
            Issued pursuant to Acquisition agreement                        -                -           (6,644)

            Pro forma, September 30, 2003                     $        15,892  $     1,458,474   $     2,132,055

Investnet, Inc.

Notes to the Pro Forma Consolidated Financial Statements

September 30, 2003

(Stated in US Dollars) (Unaudited) – Page 3

Note 5 Pro Forma Adjustments

The unaudited pro forma consolidated statements of operations include the following pro forma adjustments.

a)	To record the issuance of 22,312,500 common shares of Investnet to acquire 100% of the issued and outstanding shares of ATA.

b)

To eliminate capital stock and paid in capital of Investnet against paid in capital.

 c) To eliminate deficit of Investnet against paid in capital.

d) To adjust par value of outstanding common shares of Investnet to actual

Note 6 Pro-forma Loss Per Share

Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Investnet issued pursuant to the acquisition have been outstanding since the beginning of the periods.